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                                 EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Century South Banks, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.

                                       /s/ KPMG LLP



Atlanta, Georgia
November 5, 1999